Company Presentation August 2015 Company Presentation August 2015 Exhibit 99.1

Use
of
Non-GAAP
Financial
Measures
Included
in
this
presentation
are
certain
non-GAAP
financial
measures
that
are
not
determined
in
accordance
with
US
generally
accepted
accounting
principles.
These
financial
performance
measures
are
not
indicative
of
cash
provided
or
used
by
operating
activities
and
exclude
the
effects
of
certain
operating,
capital
and
financing
costs
and
may
differ
from
comparable
information
provided
by
other
companies,
and
they
should
not
be
considered
in
isolation,
as
an
alternative
to,
or
more
meaningful
than
measures
of
financial
performance
determined
in
accordance
with
US
generally
accepted
accounting
principles.
These
financial
performance
measures
are
commonly
used
in
the
industry
and
are
presented
because
Lumos
Networks
Corp.
believes
they
provide
relevant
and
useful
information
to
investors.
The
Company
utilizes
these
financial
performance
measures
to
assess
its
ability
to
meet
future
capital
expenditure
and
working
capital
requirements,
to
incur
indebtedness
if
necessary,
and
to
fund
continued
growth.
Lumos
Networks
Corp.
also
uses
these
financial
performance
measures
to
evaluate
the
performance
of
its
business,
for
budget
planning
purposes
and
as
factors
in
its
employee
compensation
programs.
Special
Note
Regarding
Forward-Looking
Statements
Any
statements
contained
in
this
presentation
that
are
not
statements
of
historical
fact,
including
statements
about
our
beliefs
and
expectations,
are
forward-looking
statements
and
should
be
evaluated
as
such.
The
words
“anticipates,”
“believes,”
“expects,”
“intends,”
“plans,”
“estimates,”
“targets,”
“projects,”
“should,”
“may,”
“will”
and
similar
words
and
expressions
are
intended
to
identify
forward-looking
statements.
Such
forward-
looking
statements
reflect,
among
other
things,
our
current
expectations,
plans
and
strategies,
and
anticipated
financial
results,
all
of
which
are
subject
to
known
and
unknown
risks,
uncertainties
and
factors
that
may
cause
our
actual
results
to
differ
materially
from
those
expressed
or
implied
by
these
forward-looking
statements.
Many
of
these
risks
are
beyond
our
ability
to
control
or
predict.
Because
of
these
risks,
uncertainties
and
assumptions,
you
should
not
place
undue
reliance
on
these
forward-looking
statements.
Furthermore,
forward-looking
statements
speak
only
as
of
the
date
they
are
made.
We
do
not
undertake
any
obligation
to
update
or
review
any
forward-looking
information,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Important
factors
with
respect
to
any
such
forward-looking
statements,
including
certain
risks
and
uncertainties
that
could
cause
actual
results
to
differ
from
those
contained
in
the
forward-looking
statements,
include,
but
are
not
limited
to:
rapid
development
and
intense
competition
in
the
telecommunications
and
high
speed
data
transport
industry;
our
ability
to
offset
expected
revenue
declines
in
legacy
voice
and
access
products
related
to
the
recent
regulatory
actions,
wireless
substitution,
technology
changes
and
other
factors;
our
ability
to
effectively
allocate
capital
and
implement
our
“edge-out”
expansion
plans
in
a
timely
manner;
our
ability
to
complete
customer
installations
in
a
timely
manner;
adverse
economic
conditions;
operating
and
financial
restrictions
imposed
by
our
senior
credit
facility;
our
cash
and
capital
requirements;
declining
prices
for
our
services;
our
ability
to
maintain
and
enhance
our
network;
the
potential
to
experience
a
high
rate
of
customer
turnover;
federal
and
state
regulatory
fees,
requirements
and
developments;
our
reliance
on
certain
suppliers
and
vendors;
and
other
unforeseen
difficulties
that
may
occur.
These
risks
and
uncertainties
are
not
intended
to
represent
a
complete
list
of
all
risks
and
uncertainties
inherent
in
our
business,
and
should
be
read
in
conjunction
with
the
more
detailed
cautionary
statements
and
risk
factors
included
in
our
SEC
filings,
including
our
Annual
Report
filed
on
Form
10-K.

Advanced Fiber Network Driving Value for Our Customers 2

Lumos
at a Glance
Attractive Fundamentals
Attractive Fundamentals
2015 Data Revenue target of ~$115m, up 8% YoY
Total data contract value: ~$362m with avg.
length: 4+ years.  Target of $500mm by YE15
Targeted 15-20%+ ROI on fiber deals
FTTC/Enterprise revenue is 90%+ non-TDM
4G LTE wireless deployments (FTTC)
On-net focus: 60% Data EBITDA margin target
Network Expansion to increase Addressable
market by $135m or 60%
Enterprise growth of 8-9% expected in 2015
Favorable interest rate and tax environment
1
As of 6/30/2015
2
Based
on
Lumos
Networks’
internal
research
and
analysis
of
data
from
research,
surveys
and
studies
conducted
by
third
parties,
such
as
Tower
Source
(for
FTTC
sites),
Equifax
Telecom
and
Stratsoft
(for
On-Net
buildings)
and
public
records
databases
(for
data
centers).
Market
Opportunity
denotes
wireless
cell
sites
within
3
miles
and
buildings
within
½
mile
of
the
Lumos
Networks
fiber
footprint
and
includes
recently
announced
planned
market
expansion
in
Richmond
and
Norfolk
Current
1
Market
Opportunity
2
FTTC Unique
Sites
976
~7,400
On-Net Buildings
1,574
104,000
Total Connected
Data Centers
32
100+
8,100 Fiber Route Miles; 369,238 Total Fiber Strand Miles
45+ Avg
Strand Count; 64% of Strand Miles are Lumos-owned

Revenue Opportunities
Revenue Opportunities

Pamplona Capital Announced as Strategic Financial Partner
On
August
5,
2015,
Lumos
announced
a
$150
Million
cash
investment
from
Pamplona
Capital,
a
Private
Equity
Fund
with
over $8 billion
in
total
capital
commitments
Creates
Strategic
Partnership
to
Accelerate
the
Transformation
of
Lumos
Networks
to
a
Pure-Play
Fiber
Bandwidth
Infrastructure
Company
Use of Proceeds
Up
to
$50m
to
pay
down
existing
senior
bank
debt
and
related
deal
costs
Approximately
$100m
for
general
corporate
purposes.
Provides
the
company
with
additional
capital
to
pursue
organic
and
inorganic
growth
opportunities
in
the
fiber
and
data
center
space.
Interest
payable
on the notes to be issued in connection with Pamplona’s
investment
will
accrue
at
an
annual
rate
of 8%,
paid
quarterly
either
in
cash
or
in
kind.
The warrants to be issued
entitle Pamplona
to
purchase
up
to
5.5
million
shares
of
common
stock
at
an exercise
price
equal
to
the
closing
price
immediately
prior
to
the
announcement
of
the
transaction on
August
5,
2015.
Pamplona
will
receive
two
seats
on
the
Lumos
Board
of
Directors
William
Pruellage,
Partner
at
Pamplona
Capital
(based
in
New
York)
Peter
Aquino,
former
Executive
Chairman
of
Primus
Telecommunications
Group
and
former
President
and
CEO
of
RCN
Corporation

0.0 EB
1.0 EB
2.0 EB
3.0 EB
4.0 EB
5.0 EB
2014
2015
2016
2017
2018
0.0 EB
0.5 EB
1.0 EB
1.5 EB
2.0 EB
2014
2015
2016
2017
2018
Exponential Growth in Bandwidth Demand
Bandwidth Demand Drivers
Bandwidth Demand Drivers
U.S. Mobile IP Traffic
U.S. Mobile IP Traffic
Web & Data
Video
Source: Cisco Visual Networking Index 2015
U.S. Business IP Traffic
U.S. Business IP Traffic
Web & Data
Video
5
Cisco VNI estimates US mobile data traffic growth of
47% from 2014-2019
LTE traffic grew 2x YoY
in 2Q15 for large US operator
Proliferation of network-connected devices and
locations
2014 to 2019 tablets, smartphones, and M2M
traffic growth rates of 83%, 60%, and 103%,
respectively
Rapid growth in rich media applications
Of the 24.3 exabytes
per month crossing the
mobile network by 2019, 17.4 exabytes
will be
due to video
Spectrum constraints require increased efficiency to
manage mobile data traffic
Cloud adoption, increased outsourcing of IT
infrastructure

Data Products
1
Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved
6
Enterprise
2Q15 Rev: $11.3m
8% YoY
Growth
40% of Data Revs
Non-TDM products account for ~90%+ of total revenue
Enterprise 2015 growth target raised from 6% to 8-9%
Renewed Enterprise contracts totaling $18.5 million in
1H15, up 60% vs 1H14
Network expansion into Richmond/Norfolk increases
Enterprise Addressable Market by $135 million
Transport
2Q15 Rev: $10m
(-11%) YoY
Growth
36% of Data Revs
IP-based Ethernet Transport and wavelength potential
Significant reduction in DS1/DS3 exposure in last 2-3
years
TDM Carrier grooming trends universal across industry
FTTC
2Q15 Rev: $6.8m
34% YoY
Growth
24% of Data Revs
Carrier
Ethernet:
97%+
revenue
and
~98%
total
bookings
FTTC backhaul supports 4G LTE growth
Long-term
target
of
~$85
million
in
FTTC
revenue
1
Achieved target of 1,300 FTTC installations by 2Q15
Targeted
FTTC
incremental
gross
margin
of
85%+
1
FY2014A
FY2015E
$20m/19%
~$29m/25%
$42.3m/40%
~$46m/40%
$44.3m/41%
~$40m/35%
Revenue/(% of Data Rev)

Accelerating the Transformation

FTTC + Enterprise as % of Data Revenue
FTTC + Enterprise as % of Data Revenue
55.4%
55.7%
58.3%
58.0%
57.5%
59.9%
62.3%
64.3%
65.2%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
2015E
In 2Q15,  90%+ of Total FTTC (~97%)/Enterprise(~90%) Revenue was non-TDM based

Planned 665 Mile Fiber Network Expansion in Richmond and Norfolk
Underpinned by 257 unique FTTC site contract (269 total FTTC connections) with major wireless carrier
Vast majority of network expected to be completed by YE15 vs original target of 3Q16
Three signed Enterprise contracts: total MRC of ~$13,000 (two new logos, one new site with existing core market customer)
Significant expansion of Richmond, VA network with the addition of Norfolk, Petersburg and Hampton Roads markets
Increases total Enterprise addressable market by ~$135 million, up ~60% vs. existing markets
Increases tower addressable market to 7,400 within 3 miles of footprint

Richmond/Petersburg Metro Fiber Network Green: Existing market launched 2H13 (144 miles); Yellow: Expansion Footprint (Additional 314 miles) 9

Norfolk/Hampton Roads/Tidewater Metro Market Expansion All New Footprint: ~270 Fiber Route Miles. Portions of Network “Lit” in August ‘15 as 24 th Metro Market 10

Dark Fiber Product Officially Launched May 2015
Targeting a Growing Number of RFPs in our Footprint:
Macro Fiber to the Cell Backhaul
Small Cell Fronthaul
Large Enterprises: Healthcare, Education/Gov’t, Financial
Data Centers
Relatively limited dark fiber deployments in our footprint (by any fiber provider), but industry dark fiber network activity should increase in
2015 and beyond
Lumos Dark Fiber Product has standardized Monthly Recurring Charge
(MRC)
and Non-Recurring Charge (NRC) pricing
Lumos provides dark fiber cable and customer supplies equipment and resources to manage their bandwidth service
Lumos has $1m+ in annual Dark Fiber revenue, mostly derived from
Allegheny Energy assets purchased in 2009

Dark Fiber Solutions for FTTC Small Cell Deployments
C-RAN Architecture

Architecture is designed for FTTC Customers who are:
1)
Using Small Cell Strategy to supplement macro sites for cell coverage and capacity
2)
Leveraging a centralized Base Band Unit (“BBU”) design
Note: One large wireless operator leading the way

Key FTTC Statistics
2Q15 Revenue: $6.8m up 34% YoY
2015 Revenue Target: $29m, up 45% YoY
Unique FTTC Towers: 976 up 45% YoY
1,307 FTTC Connections: up 49% YoY
FTTC Tenants (connections) per tower: 1.3-1.4x
Avg
Monthly Revenue/Connection: $1,735
Average contracted bandwidth/connection: ~100Mbs
~97-98% of total booked revenue (3-4% current revenue) is Carrier Ethernet
0% microwave sites
Total FTTC Revenue under contract: $215-$220m
Average Contract length: 6-7 years
Gross Margin: ~85%
# of Active Mobile Operator Customers: 5

FTTC Opportunities Accelerate
Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements
Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements
Compelling  Tower-Like Economics
Compelling  Tower-Like Economics
Scalable bandwidth capability drives margin expansion
Increased tenants per unique site combined with higher bandwidth per site magnifies leverage.  FTTC bandwidth upgrade activity accelerating in 2015.
Long-term contracts (ranging from 5 to 13 years).  Avg
of 6-7 years.
Attractive return on investments
Devices
Use Case
Backhaul Technology
Voice / Text / Email /
Rich Media / Streaming Video
Moving to Carrier Ethernet
2015+
Voice / Text / Email
T1 / SONET
2004 -
2007
Voice / Text
T1
1999 -
2003

Project Ark: 100G Core -
Premier FTTC Network in Footprint
New MEF-certified Carrier Ethernet MPLS/IP fiber network
Fully Redundant/Fast Re-route
A key selling point for a series of contract wins (total of 500+ FTTC sites) with a major US wireless carrier
100G: Entire Ark Core and  and 1/3 of distribution rings
Core network completed in Sept ’14 using Cisco routers
FTTC traffic already routed onto Ark
Expect 100% of FTTC traffic routed onto Ark by YE15, to  coincide with completion of Richmond/Norfolk market expansion
Cisco provides new testing tools, thousands of hours of training, and 2 R&D centers
Ark planned to provide total bandwidth throughput up to ~1
Terabit (equivalent to 2,500 circuits at 400 Mbps each)
Allows for cost effective scalability for upgraded FTTC connection target of 3,100

1
Goals
highlighted
herein
are
long-term
in
nature
and
are
subject
to
various
risks
and
uncertainties,
one
or
more
of
which
could
cause
goals
to
be
unattainable.
You
should
not
regard
the
inclusion
of
a
goal
in
this
presentation
as
a
representation
by
any
person
that
the
results
will
be
achieved
2
Represents
management’s
long-term
estimates
prepared
using
data
from
industry
publications
and
its
market
knowledge
and
experience.
Management’s
estimates
have
not
been
verified
by
any
independent
source
and
are
subject
to
various
risks
and
uncertainties,
which
could
cause
actual
results
to
materially
deviate
from
estimates.
You
should
not
regard
the
inclusion
of
an
estimate
in
this
presentation
as
a
representation
by
any
person
of
future
results
Long-Term Fiber to the Cell Targets
FTTC Targets (as updated in Nov 2014)
FTTC Targets (as updated in Nov 2014)
Key Drivers of FTTC Upgrade
Key Drivers of FTTC Upgrade
Expansion of 4G/LTE coverage and capacity in
Lumos’ footprint by multiple wireless carriers
Continued migration of copper, microwave and
SONET FTTC sites to Carrier Ethernet
Planned 665 route-mile market expansion,
underpinned by 257 FTTC unique tower contract
Pro forma tower addressable market increase to
7,400 (within 3 miles) from 5,400
Added 686 fiber route miles since YE13, including
key routes from Richmond-Charlottesville and
Richmond-Ashburn, VA
Increased RFP activity for small cell and dark fiber
FTTC contracts in our footprint
Expectation for increased tenants per site and
higher bandwidth per site over time
Revised
Prior
Annual Revenue
1
~$85 million
~$70 million
Gross Margin
1
~$72 million
~$60 million
Total Unique Towers
1
1,875
1,500
Total FTTC Connections
2
3,100
2,250
Tenants (Connections/Tower)
2
1.65
1.50
Monthly Revenue/Connection
2
~$2,300
~$2,600
Addressable Market
2
7,400
5,400

2Q15
Long-Term
Estimate
1
FTTC Unique
Towers
976
1,875
Tenants/Unique
Tower
~1.3-1.4
1.65x
Monthly Revenue/Connection
~$1,750
~$2,300
Monthly Revenue/Unique
Tower
Contracted Bandwidth Per Site
~$2,300
~100MBs
~$3,800
400MBs+
~7,400 towers within 3 miles of
Lumos Network fiber footprint
Early stages of 4G LTE rollout
Conversion from T-1,
microwave and SONET to
Carrier Ethernet
Significant new LTE site
builds/network densification
Continued FTTC share gains
expected
Carrier Ethernet more scalable
than SONET of other providers
FTTC operating leverage drives
margin expansion opportunity
Strong FTTC Growth Opportunity in Our Footprint
Anticipated FTTC Trends
Anticipated FTTC Trends
+287
+208
+303
1
Represents
management’s
long-term
estimates
prepared
using
data
from
industry
publications
and
its
market
knowledge
and
experience.
Management’s
estimates
have
not
been
verified
by
any
independent
source
and
are
subject
to
various
risks
and
uncertainties,
which
could
cause
actual
results
to
materially
deviate
from
estimates.
You
should
not
regard
the
inclusion
of
an
estimate
in
this
presentation
as
a
representation
by
any
person
of
future
results
2
Goals
highlighted
herein
are
long-term
in
nature
and
are
subject
to
various
risks
and
uncertainties,
one
or
more
of
which
could
cause
goals
to
be
unattainable.
You
should
not
regard
the
inclusion
of
a
goal
in
this
presentation
as
a
representation
by
any
person
that
the
results
will
be
achieved
2
17
FTTC Opportunity
FTTC Opportunity
178
465
673
976
1,875
2Q12
2Q13
2Q14
2Q15
Long-Term Goal

FTTC as a percentage of total Lumos Data revenue
2012: ~8%
2013: ~14%
2014: ~19%
2015:
~25%
Annual FTTC Revenue
Annual FTTC Revenue
18
1
Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved
FTTC Revenue Growth
($
in Millions)
Long-term goal of
$85 million
1
$6.8
$14.3
$19.9
$29.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
2012
2013
2014
2015E

Total FTTC Connections Exceed 1,300
0%
10%
20%
30%
40%
50%
60%
600
700
800
900
1000
1100
1200
1300
1400
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Installs
YoY Growth

Total FTTC Connections
Total FTTC Connections

Key Enterprise Accounts 20

Key Enterprise Statistics
2Q15 Revenue: $11.3m, up 8% YoY
2015 Revenue Target: $46m, up 8-9% YoY
Enterprise Churn Trends improved in 2015
Estimated Enterprise market share in core markets: 17%
Renewal
Program
Gaining
Momentum:
Estimated
MRC
of
renewed
accounts
to
be
up
17%
YoY
in
2015
Network Expansion into Richmond/Norfolk/Hampton Roads Metro Markets Increases Addressable Market for
Enterprise
data
spend
by
an
estimated
$135m
or
~60%...
Target
share
in
these
expansion
markets:
17%
Target: 80% of revenue on-net
Focus: “Large Locals” with multiple sites in footprint: Healthcare, Gov’t/Education, Banks, Professional Services
Target: 80% Enterprise MRC under contract by YE15
Target: Carrier End User Partnership Program to reach 50% of long-term total Enterprise sales
Key Metro Markets (‘14 stats)
Market Status
Population
MSA Rank(out of 381)
Norfolk/Hampton Roads, VA
Expansion Market
1
1.7m
37
Richmond, VA
Expansion Market
2
1.26m
44
Huntington, WVA
Core Market
363k
144
Roanoke, VA
Core Market
315k
159
Hagerstown, MD
Core Market
260k
181
Lynchburg, VA
Core Market
257k
184
Charlottesville, VA
Core Market
296k
196
Charleston, WVA
Core Market
223k
198
Total Core Market
~3m
Total Expansion Markets
~3m
21
1
Launched August 2015
2
Launched 2H13, 2015 expansion 3x miles, see slide 9

100% fiber fed portfolio of lit buildings (ALL success-based)
Added 44 buildings in 2Q15.  Average of 16 buildings/month in 1H15 vs 12 historically
Increases on-net revenue and opens up opportunity for additional FTTC builds
Connected to 32 total data centers (including 7 company owned co-lo facilities)
2Q15 On-Net Building Growth Accelerated
On-Net Buildings
On-Net Buildings
22
1,091
1,273
1,420
1,574
2Q12
2Q13
2Q14
2Q15

Enterprise Revenue Hits Inflection Point 23 -1.1% -1.7% 1.7% 4.2% 8.2% 8-9% 2Q14 3Q14 4Q14 1Q15 2Q15 2015E Enterprise Revenue YoY Growth Enterprise Revenue YoY Growth

Enterprise Renewal Program Results Accelerating
New Enterprise Contract Amounts (MRC)
New Enterprise Contract Amounts (MRC)
Total Enterprise Contract Value Renewed
Total Enterprise Contract Value Renewed
24
($ in Thousands)
Renewal program locks-in revenue on increasingly longer term deals,  reducing churn
Target 1H15 total contract value renewed of $18.5 million up over 60% from 1H14
27% of current Enterprise revenue has been renewed in last 6 quarters at average contract length of ~39 months
Expecting total MRC of $725,000 to be renewed in 2015, up 17% YoY
$619
$725
2014A
2015E
($ in Thousands)
$11,500
$18,450
1H 2014
1H 2015

Carrier End User Pipeline Building with Growing MSA Partner
Strong Growth in 2014 and a Solid Pipeline in Place for 2015
Leverage Lumos Networks’ 8,100 mile fiber footprint to target incremental Enterprise customers with thousands of sales people from leading national service providers
33 MSAs signed and 39 pending/in pipeline with major U.S. operators, MSOs and fiber companies operating in our footprint
Pro forma “near-net” list buildings within ½ mile of our footprint of 104,000 (67,000 pre-
expansion), including planned 665 fiber route-mile expansion in the Norfolk, Richmond,
Petersburg and Hampton Roads, VA metro markets
Carrier End User Sales Grew Over 100% in 2014
Carrier End User Sales Grew Over 100% in 2014
2013: $77,000
2014: $294,000
2015 (target): ~$400,000
New Distribution Channel for Enterprise Data
New Distribution Channel for Enterprise Data

Data Center Fiber Connection Strategy
32 Total Data Center Connections
32 Total Data Center Connections
32 total data center connections as of 2Q15
Includes
19
commercial,
6
private
and
7
Lumos
operated
data
centers
Lumos Co-los: Washington PA, Waynesboro VA, Charlottesville VA, Covington VA,
Harrisonburg VA, Lynchburg VA, Charleston WV
Key data center relationships:  Peak 10, Iron Mountain, QTS, DC Corp, Alpha Technologies
Increasingly, Enterprise traffic moving to data centers with customers requesting secure, fiber bandwidth access to those locations
~100+ data center market opportunity within existing footprint
Lumos
is under-penetrated in data center connections relative to fiber peers.  Data center connections
represent
promising
fiber
bandwidth
revenue
upside

Key Residential/Small Business (“RSB”) Highlights
RSB EBITDA Margins improved to 32% in 1H15 from 29% in 1H14
Total 2Q15 RSB Revenue ex-CLEC Voice/Access essentially flat YoY
High Speed Internet Connections up 15% YoY
Total Premises Passed by Fiber of nearly 19k, up 14% YoY
Completed RUS build in 2Q15 (~5,300 sites passed with fiber)
CLEC Rate Increases instituted in 2Q15
1G Broadband Service launched 2Q15 for residential and SMB customers
-14%
-13%
-12%
-11%
-10%
-9%
-8%
-7%
-6%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
27
Improving YoY
Revenue Growth Trends in RSB
Improving YoY
Revenue Growth Trends in RSB

Selected Financial Highlights
Data Revenue
Data Revenue
Data as a % of Total Revenue
Data as a % of Total Revenue
Data Gross Margin
1
Data Gross Margin
1
Overall Adjusted EBITDA Margin
2
Overall Adjusted EBITDA Margin
2
($ in Millions)
1
Defined as operating revenues less network access costs divided by operating revenues for Data segment
2
Defined as Adjusted EBITDA divided by operating revenues on a consolidated basis, excluding the impact of one-time curtailment gain on benefit plans in Q314 and Q414
28
$26.7
$26.5
$27.3
$27.8
$28.1
2Q14
3Q14
4Q14
1Q15
2Q15
53.2%
52.4%
53.9%
55.0%
55.1%
2Q14
3Q14
4Q14
1Q15
2Q15
85.3%
85.1%
85.5%
86.9%
85.5%
2Q14
3Q14
4Q14
1Q15
2Q15
45.3%
44.9%
43.2%
44.6%
44.5%
2Q14
3Q14
4Q14
1Q15
2Q15

Liquidity and Debt Maturities
Debt refinancing completed in April 2013; closed
new Term Loan C in January 2015 for $28 million
Liquidity to support growth capital requirements
~$29 million in cash
$50 million undrawn revolver capacity
Cash investment from Pamplona Capital on
August 5, 2015 for gross proceeds of $150 million
Debt Maturity Profile
Debt Maturity Profile
Capitalization
Capitalization
Note: Excludes capital leases
1
Pro forma to include Pamplona Capital investment transaction
2
Does not account for any value assigned to detachable warrants issued in conjunction with the debt offering.
29
( in Millions)
($ in Millions)
As of
6/30/2015
1
Cash and Marketable Securities
129.2
$
Revolving Credit Facility ($50MM)
-
Pamplona Note
2
150.0
Term Loan A
85.3
Term Loan B
242.0
Term Loan C
25.1
Capital Leases
2.8
Total Debt
505.2
$
2015
2016
2017
2018
2019
2020
2021
2022
$4
$7
$12
$72
$258
$0
$0
$150

2Q15 Snapshot
2Q15 Balance Sheet & Valuation
2Q15 Balance Sheet & Valuation
2Q15 Metrics
2Q15 Metrics
Data
revenue
up
5%+
YoY
and
comprises
55% of total revenue
FTTC and Enterprise revenue grew 34%
and 8% YoY, respectively
Completed
installation
of
69
FTTC
sites
and
71 total FTTC Connections
Exceeded 75% target ratio for success-
based/growth capital projects.  Target of
~90% for 2015
Connected 44
on-net buildings
Added 145
miles of fiber route miles
Key 2Q15 Accomplishments
Key 2Q15 Accomplishments
1
Based on closing share price of $13.96 as of 7/31/2015 and 22,881,853 shares outstanding as of 6/30/2015
2
Pro forma to include Pamplona Capital investment transaction
30
($ in Millions)
4Q14
1Q15
2Q15
Revenue
$50.7
$50.5
$51.0
Adjusted EBITDA
$22.4
$22.5
$22.7
% Margin
44.3%
44.6%
44.5%
Capital Expenditures
$19.9
$29.2
$26.1
% of Revenue
39.4%
57.9%
51.3%
($ in Millions)
Cash and Marketable Securities
$129.2
Total Long-Term Debt
2
$505.2
Net Long-Term Debt
$376.0
Market Capitalization¹
$319.4
Enterprise Value
$695.4
2

Historical Financial Metrics by Segment
1
Defined as operating revenues less network access costs
2
Defined as net income attributable to Lumos Networks before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation charges, acquisition-related charges, amortization of actuarial losses on retirement plans, employee separation charges, restructuring-related charges, gain or loss on settlements and gain or loss on interest rate swap derivatives. See note from the Company on “Use of Non-GAAP Measures” on Slide 1
3
The Company recorded a $10.8 million curtailment gain in the second half of 2014 related to the elimination of certain medical benefits under the postretirement plan, which was not allocated to the operating segments
31
($ in Thousands)
FYE 2013
FYE 2014
FYE 2015
% of 2Q15
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Total
Revenue
Data
$25,369
$25,706
$26,094
$26,943
$26,137
$26,707
$26,488
$27,310
$27,767
$28,089
55.1%
Residential and Small Business
21,057
20,453
20,055
19,094
18,647
18,290
17,668
17,423
17,265
17,010
33.4%
RLEC Access
6,108
6,152
5,478
4,966
5,306
5,168
6,360
5,952
5,463
5,854
11.5%
Total Revenue
$52,534
$52,311
$51,627
$51,003
$50,090
$50,165
$50,516
$50,685
$50,495
$50,953
100.0%
% Sequential Growth
(0.3%)
(0.4%)
(1.3%)
(1.2%)
(1.8%)
0.1%
0.7%
1.0%
(0.4%)
0.9%
% YoY Growth by Segment
Data
19.0%
17.5%
15.1%
10.3%
3.0%
3.9%
1.5%
1.4%
6.2%
5.2%
Residential and Small Business
(12.3%)
(12.5%)
(13.5%)
(12.8%)
(11.4%)
(10.6%)
(11.9%)
(8.8%)
(7.4%)
(7.0%)
RLEC Access
0.4%
11.0%
(10.8%)
(21.8%)
(13.1%)
(16.0%)
16.1%
19.9%
3.0%
13.3%
Gross Profit
1
Data
$21,338
$21,827
$22,206
$22,940
$21,963
$22,788
$22,551
$23,350
$24,122
$24,025
58.5%
Residential and Small Business
13,934
13,831
13,601
12,677
12,107
12,019
11,355
11,670
11,198
11,162
27.2%
RLEC Access
6,108
6,152
5,478
4,966
5,306
5,168
6,360
5,952
5,463
5,854
14.3%
Total Gross Profit
1
$41,380
$41,810
$41,285
$40,583
$39,376
$39,975
$40,266
$40,972
$40,783
$41,041
100.0%
Adjusted EBITDA
2
Data
$13,124
$13,355
$13,012
$14,011
$12,717
$13,395
$12,984
$12,629
$12,367
$12,492
55.1%
Residential and Small Business
6,697
6,356
5,691
5,917
5,544
5,230
4,503
4,623
5,627
5,327
23.5%
RLEC Access
4,874
4,840
4,343
4,104
4,306
4,098
5,214
4,621
4,517
4,848
21.4%
Adjusted EBITDA, Before Curtailment Gain
$24,695
$24,551
$23,046
$24,032
$22,567
$22,723
$22,701
$21,873
$22,511
$22,667
100.0%
Curtailment Gain
3
0
0
0
0
0
0
10,207
567
0
0
Total Adjusted EBITDA
$24,695
$24,551
$23,046
$24,032
$22,567
$22,723
$32,908
$22,440
$22,511
$22,667
% Sequential Growth, Normalized
6.4%
(0.6%)
(6.1%)
4.3%
(6.1%)
0.7%
(0.1%)
(3.6%)
2.9%
0.7%
% Margin, Normalized
47.0%
46.9%
44.6%
47.1%
45.1%
45.3%
44.9%
43.2%
44.6%
44.5%

Financial Guidance
1
Guidance as of date of 2Q15 earnings release dated August 5, 2015
2
Normalized Adjusted EBITDA excludes the impact of a $10.8 million curtailment gain for the elimination of other postretirement plan medical benefits recognized in the second half of 2014
2014
2Q15
FY 2015
($ in Millions)
Actual
Actual
Guidance¹
Revenue
Data
$106.6
$28.1
~$115
% of Total
52.9%
55.1%
~57%
Residential
& Small Business
$72.0
$17.0
~67
% of Total
35.8%
33.4%
~33%
Access
$22.8
$5.9
~$20
% of Total
11.3%
11.5%
~10%
Total
$201.5
$51.0
~$202
Adjusted
EBITDA, Normalized
2
$89.9
$22.7
~$92
% Margin
44.6%
44.5%
~46%
Total Capex
$84.1
$26.1
~$112
% Success-Based/Growth Capex
75%
95%
>75%

Annual Reconciliation of Net Income Attributable to Lumos
Networks Corp. to Adjusted EBITDA

($ in millions)
Year Ended
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015E¹
Net Income (Loss) Attributable to Lumos
Networks Corp
20.8
$
(43.9)
$
16.3
$
17.8
$
21.5
$
12.0
$
Net Income Attributable to Noncontrolling
Interests
0.1

0.1

0.1

0.1

0.1

-

Net Income (Loss)
20.9
(43.8)
16.4
17.9
21.6
12.0
Interest Expense
5.7
11.9
11.9
14.2
15.6
15.0
Loss (Gain) on Interest Rate Swap
Derivatives
-

-

1.9
0.1
(0.5)
0.0
Income Tax Expense (Benefit)
14.5
(4.4)
11.0
12.0
14.4
8.0
Other (Income) Expense, net
-

(0.1)
(0.1)
1.6
(0.7)
0.0
Operating Income (Loss)
41.1
$
(36.4)
$
41.1
$
45.8
$
50.5
$
35.0
$
Depreciation, amortization and accretion of
asset retirement obligations
31.4
43.2
39.0
42.4
45.3
50.0
Equity-based compensation
1.5
2.4
3.9
6.8
4.3
6.0
Asset impairment charge
0.0
86.3
-

-

-

-

Business separation charges
-

1.4
-

-

-

-

Amortization of actuarial losses
-

-

1.8
1.2
0.2
1.0
Acquisition related charges
3.0
0.1
-

-

-

-

Employee separation charges
-

-

2.3
-

0.2
0.0
Restructuring charges
-

-

3.0
0.1
-

-

Gain on settlements, net
-

-

(2.3)
-

-

-

Adjusted EBITDA
77.1
$
96.9
$
88.9
$
96.3
$
100.6
$
92.0
$
1
Guidance as of date of 2Q earnings release dated August 5, 2015

Quarterly Reconciliation of Net Income Attributable to Lumos
Networks Corp. to Adjusted EBITDA

($ in millions)
Quarter Ended
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
Net Income Attributable to Lumos Networks Corp
4.8
$
2.5
$
4.1
$
4.1
$
3.8
$
10.2
$
3.4
$
2.7
$
3.3
$
Net Income Attributable to Noncontrolling
Interests
-
-
-
-
-
-
0.1
-
-
Net Income
4.8
2.5
4.1
4.1
3.8
10.2
3.5
2.7
3.3
Interest expense
3.4
3.8
3.8
4.0
3.8
4.0
3.8
3.5
3.7
(Gain) loss on interest rate swap derivatives
(0.3)
0.6
0.0
(0.1)
0.0
(0.3)
(0.1)
(0.1)
(0.2)
Income Tax Expense
3.2
1.5
3.0
3.0
2.7
6.7
2.0
2.0
2.4
Other expenses (income), net
0.9
(0.1)
0.8
(0.2)
(0.2)
(0.2)
(0.1)
0.2
(0.1)
Operating Income
12.1
$
8.3
$
11.7
$
10.8
$
10.2
$
20.4
$
9.1
$
8.4
$
9.3
$
Depreciation, amortization and accretion of asset
retirement obligations
10.8
11.2
10.8
10.7
11.2
11.3
12.1
11.9
11.5
Equity-based compensation
1.3
3.2
1.2
0.8
1.2
1.1
1.2
1.2
1.6
Amortization of actuarial losses
0.3
0.3
0.3
0.1
0.1
0.1
-
0.3
0.3
Employee separation charges
-
-
-
0.2
-
-
-
-
-
Restructuring charges
-
-
-
-
-
-
-
0.6
-
Adjusted EBITDA
24.6
$
23.0
$
24.0
$
22.6
$
22.7
$
32.9
$
22.4
$
22.5
$
22.7
$